UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 30, 2008
                Date of Report (Date of earliest event reported)

                                  iPARTY CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-15611                 76-0547750
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

270 Bridge Street, Suite 301, Dedham, Massachusetts           02026
     (Address of principal executive offices)               (Zip Code)

                                 (781) 329-3952
              (Registrant's telephone number, including area code)
              ----------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


Amendments to Perisano and Dionne's Employment Agreements and Robertson's Letter
--------------------------------------------------------------------------------
Agreement
---------

         On December 30, 2008, iParty Corp., a Delaware corporation (the "Company") entered into an amendment to Mr. Perisano and Ms. Dionne's employment agreements and entered into an amendment to Mr. Robertson's letter agreement (collectively, the "Amendments"). The Amendments alter these agreements to conform certain defined terms, including "change of control" and "good reason" for Mr. Perisano and Ms. Dionne and the timing of certain payments, including for "key employees", to the final rules under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code). Section 409A of the Code covers a wide range of nonqualified deferred compensation plans and arrangements and imposes a number of restrictions on such plans and arrangements for participants which are necessary to avoid premature taxation and additional tax penalties, which could be imposed upon service providers. No other material amendments were made to their agreements.

         The foregoing descriptions of the Amendments are not complete and are qualified in their entirety by reference to the respective executive officers' Amendments, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.      The following exhibits are being filed herewith:

         10.1 First Amendment dated December 30, 2008 to Employment Agreement by and between iParty Corp. and Sal Perisano.
         10.2 First Amendment dated December 30, 2008 to Employment Agreement by and between iParty Corp. and Dorice Dionne.
         10.3 First Amendment dated December 30, 2008 to Letter Agreement dated March 21, 2007 by and between iParty Corp. and David E. Robertson.

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        iPARTY CORP.

                                        By:        /s/ SAL PERISANO
                                               -------------------------
                                                     Sal Perisano
                                               Chairman of the Board and
                                                Chief Executive Officer

Dated:  January 5, 2009

                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
10.1 First Amendment dated December 30, 2008 to Employment Agreement by and between iParty Corp. and Sal Perisano.
10.2 First Amendment dated December 30, 2008 to Employment Agreement by and between iParty Corp. and Dorice Dionne.
10.3 First Amendment dated December 30, 2008 to Letter Agreement dated March 21, 2007 by and between iParty Corp. and David E. Robertson.